PGIM ETF TRUST

PGIM QMA Strategic Alpha Large-Cap Core ETF

PGIM QMA Strategic Alpha Small-Cap Growth ETF

PGIM QMA Strategic Alpha Small-Cap Value ETF

Supplement dated September 16, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

At a recent meeting of the Board of Trustees (the "Board") of PGIM ETF Trust, of which PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, and PGIM QMA Strategic Alpha Small- Cap Value ETF (the "Funds" and each, a "Fund") are series, the Board determined after consideration of various factors, including each Fund's performance and asset level considerations, that it was in the best interests of each Fund's shareholders for the Funds to cease operations. Accordingly, the Board approved a proposal to liquidate all of the outstanding shares of the Funds.

After the close of business on October 4, 2021, subject to applicable law, each Fund will no longer accept creation orders. Trading in shares of the Funds will be halted prior to market open on October 5, 2021. Proceeds of the liquidation are currently scheduled to be sent to shareholders on October 12, 2021.

In anticipation of the liquidation of the Funds and prior to October 5, 2021, each Fund will be managed in a manner intended to facilitate its orderly liquidation and may hold cash and securities that may not be consistent with the Fund's investment objective and strategy, which may prevent the Fund from achieving its investment objective. Furthermore, during the time between market open on October 5, 2021 and October 12, 2021, because shares of the Funds will not be traded on the NYSE Arca, we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of a Fund on NYSE Arca until the market close on October 4, 2021 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of a Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares as of October 12, 2021, each Fund will automatically redeem your shares for cash at the net asset value as of the close of business on October 4, 2021, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of a Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, a Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences of the liquidations.

The liquidation distribution will be paid on October 12, 2021. Once the distributions are complete, the Funds will terminate.

If you would like additional information, please call 973-367-1000 or visit www.pgiminvestments.com/ETFs.

LR1368